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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 6, 2000

                          NHANCEMENT TECHNOLOGIES INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

              0-21999                              84-1360852
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      (Commission File Number)         (I.R.S. Employer Identification No.)

                     6663 OWENS DRIVE, PLEASANTON, CA 94588
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          (Address of Principal Executive Offices, including Zip Code)

                                 (925) 251-3333
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Effective as of September 6, 2000, NHancement Technologies Inc. ("NHANCEMENT") has replaced BDO Seidman LLP ("BDO SEIDMAN"), its independent accounting firm, with PricewaterhouseCoopers LLP.

         NHancement believes that for the two fiscal years ended September 30, 1999, and the subsequent interim period through September 6, 2000, NHancement and BDO Seidman did not have any disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of BDO Seidman would have caused it to make reference in connection with its report on NHancement's financial statements to the subject matter of the disagreement.

         The decision to change NHancement's independent public accountants was recommended and approved by the Audit Committee of the Board of Directors of NHancement.

         The reports of BDO Seidman on NHancement's financial statements for the fiscal year ended September 30, 1999, the nine months ended September 30, 1998 and the fiscal year ended December 31, 1997, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During that period, there were no "reportable events" within the meaning of Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Act of 1933, as amended.

         During NHancement's two fiscal years ended September 30, 1999, and the subsequent interim period through September 6, 2000, NHancement did not consult PricewaterhouseCoopers LLP regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on NHancement's financial statements.

         Attached as Exhibit 16.1 to this Report on Form 8-K is a letter addressed to the Securities and Exchange Commission stating that BDO Seidman agrees with the above statements.

ITEM 7. EXHIBITS

         16.1 Letter from BDO Seidman regarding its concurrence with the statements in this Form 8-K.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 12, 2000                  NHANCEMENT TECHNOLOGIES INC.
                                            (the Registrant)

                                            By:  /s/  Douglas S. Zorn
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                                                 Douglas S. Zorn, President and
                                                 Chief Executive Officer